UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Sec.240.14a-12

SOUTH JERSEY INDUSTRIES, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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SJI-IIF Employee FAQ

Today’s Announcement

1.	What was announced? Is the entire company part of the transaction?
•	We announced strong fourth quarter earnings results and plans to be acquired by the Infrastructure Investments Fund (IIF).
•	All SJI companies – SJI Utilities, South Jersey Energy Solutions and SJI Midstream – are included in the transaction.
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The per share purchase price of $36.00 represents a 46.3% premium to SJI’s 30-day volume-weighted average price (VWAP) on February 23, 2022, the last trading day prior to the announcement of the agreement.

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This transaction represents a significant long-term investment to support the success of SJI, its employees, customers and communities. Together with IIF, we expect to further build on our leading position in the industry as energy markets accelerate the transition to low carbon and renewable energy.

•	SJI will also remain locally managed with headquarters in Folsom, New Jersey and strong ties to the communities we serve.
•	IIF recognizes that our employees are the foundation of our success and we expect to continue creating new and exciting opportunities for the SJI team.

2.	Why this transaction?
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The SJI Board team regularly reviews opportunities to ensure we are pursuing the best path to advance our strategic objectives, grow our company, support our employees and the communities we serve and enhance shareholder value.

•	The Board unanimously determined that this is the right path forward and achieves our goal of maximizing value for SJI shareholders, as well as our other stakeholders, including employees.
•	Partnering with IIF will help us further build on our leading position as our industry accelerates the transition to low carbon and renewable energy.
•	We will also remain locally managed with headquarters in Folsom, New Jersey and strong ties to the communities we serve.
•	IIF has an extensive history of investing in utility companies, and significant experience developing renewable energy sources.
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As a private company and with IIF’s support, we will also have additional resources to continue to modernize our critical infrastructure, maintain our high standard of customer service at reasonable rates, and further enhance the safety, reliability and sustainability of our businesses.

•	Importantly, IIF shares our focus on safety, community engagement, local job retention and career growth, and we expect to continue creating new and exciting opportunities for the SJI team.

About IIF

3.	Who is IIF?
•	IIF is a private investment vehicle focused on investing in critical infrastructure assets.
•	They have an extensive history of investing in utility companies, and significant experience developing renewable energy sources.
•	The IIF family of companies includes a number of other utilities, including Summit Utilities, El Paso Electric and SouthWest Water Company.
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IIF shares our focus on safety, community engagement, local job retention and career growth. They recognize our proven track record of serving customers with safety, reliability and sustainability, and that employees are critical to our success.

•	IIF’s investment in SJI speaks to the growth and value that we can drive together.

What Does this Mean for Employees?

4.	What does this mean for employees?
•
We are pleased that IIF recognizes the strength of our workforce and culture. They appreciate that SJI employees are the foundation of our success, and we expect to continue creating new and exciting opportunities for the SJI team.

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We remain OneSJI -- this transaction is about creating an even stronger business. There will be no changes to our focus or who we are as a company and this transaction does not change our strategy or the key initiatives we currently have underway.

•	It is important to remember that the announcement is just the first step toward completing this transaction.
•	We expect to close the transaction in the fourth quarter of 2022, and until then we are operating as usual at SJI.
•	Following the close of the transaction, SJI will remain locally managed with headquarters in Folsom, New Jersey and strong ties to the communities we serve.
•	Mike Renna will continue as Chief Executive Officer and the current management team will continue to lead SJI.
•	We are relying on you to stay focused on your day-to-day responsibilities and to continue serving our customers as you always have.
•	We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

5.	Will there be any layoffs as a result of this transaction?
•	IIF recognizes that you are the foundation of our success, and we expect to continue creating new and exciting opportunities for the SJI team.
•	This transaction is about creating an even stronger business, while maintaining our outstanding team and culture.
•	IIF has been clear that they are excited to partner with our talented team and they are focused on investing in and growing our business.
•	As we transition from a publicly listed company to a private company upon closing the transaction, there will be some changes to the nature of certain job functions and roles.
•	We will be working to identify new opportunities within SJI for all employees who may be impacted.

6.	Should employees expect any change to compensation or benefits?
•	Until the transaction closes, we will operate under our current compensation and benefit programs. At this time, there are no plans to make changes to employee compensation or benefits.
•	To the extent there are any changes, we would inform you in advance with detailed communications.

7.	Will I continue to be subject to trading windows?
•	Yes. Until the transaction closes, we will continue to operate as an independent public company, and all trading windows still apply.

What Does This Mean for SJI and Our Leadership Team?

8.	Will there be any changes to the SJI name and brand? Does the transaction include the utility business and our midstream and alternative energy businesses? What about headquarters?
•	The transaction includes all of SJI’s businesses. Upon completion, SJI will continue to operate under the SJI name and brand, and will remain headquartered in Folsom, NJ.

9.	Who will lead the company?
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While we’ll be changing ownership, Mike Renna will continue as Chief Executive Officer and the current management team will continue to lead SJI. SJI will also continue to be overseen by a Board of Directors, much like we are now.

•	It remains business as usual at SJI and we should all continue to focus on providing safe, reliable and sustainable service to our customers.

What Does It Mean to be a Private Company?

10.	Will SJI’s strategy change as a private company / under new ownership?
•	Partnering with IIF is about advancing our strategy, not changing it. While this transaction will mean a change in ownership, it does not change who we are or how we operate. We will remain OneSJI.
•	IIF is partnering with SJI because they believe in our company and the value we provide to our customers and communities.
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They are committed to providing us with additional resources to advance our strategic initiatives to modernize our critical infrastructure, maintain our high standard of customer service at reasonable rates, and further enhance the safety, reliability and sustainability of our businesses.

•	We will also remain locally managed with headquarters in Folsom, New Jersey and strong ties to the communities we serve.
•	IIF recognizes that our employees are the foundation of our success, and we expect to continue creating new and exciting opportunities for the SJI team.
•	We are looking forward to working with IIF as we continue to grow our company and enter this new chapter.

11.	What can SJI do as a private company that it can’t do as a public company?
•	Becoming a private company will allow us to be more flexible in our decision-making and more strategic in our investments to meet the energy needs of the future.
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As a private company and with IIF’s support, we will have additional resources to continue to modernize our critical infrastructure, maintain our high standard of customer service at reasonable rates, and further enhance the safety, reliability and sustainability of our business.

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While this transaction will change our ownership structure, it will not change who we are as an organization or our values. Following the transaction close, we will remain locally managed with headquarters in Folsom, New Jersey and strong ties to the communities we serve.

•	We will also continue to be led by Mike Renna along with members of our current management team, and a Board of Directors will continue to provide strategic oversight.

Next Steps

12.	What is the timeline for close of the transaction? What do I need to do between now and close?
•	We expect the transaction to close in the fourth quarter of 2022, subject to the approval of SJI’s shareholders, the receipt of regulatory approvals and other customary closing conditions.
•	Until then, SJI will continue to operate as a standalone, publicly traded company.
•	We are operating as usual at SJI, so please stay focused on serving our customers as you always have.

13.	Who do I contact with questions? Where can I go for more information?
•	If you have any questions or concerns, please contact your manager or HR Business Partner.
•	It’s still early in the process, however, we will get you all the answers that we can, as they become available.

Customers

14.	What should I tell customers?
•	We are confident that this transaction is a positive outcome for our customers.
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This partnership with IIF will provide us with the additional resources to continue to modernize our critical infrastructure, maintain our high standard of customer service at reasonable rates, and further enhance the safety, reliability and sustainability of our business.

•	We expect the transaction to close in the fourth quarter of 2022.
•	Until then, SJI will continue to operate as a standalone, publicly traded company.
•	Our number one priority is to continue to serve our customers as we always have.
•	For our customer facing employees, we will be providing additional resources to help guide conversations and to ensure you are prepared to answer questions.

Additional Information and Where to Find It
In connection with the proposed transaction, South Jersey Industries, Inc. (“SJI”) expects to file a proxy statement, as well as other relevant materials, with the Securities and Exchange Commission (the “SEC”). This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that SJI may file with the SEC in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by SJI with the SEC at http://www.sec.gov, the SEC’s website, or from SJI’s website (https://investors.sjindustries.com). In addition, the proxy statement and other documents filed by SJI with the SEC (when available) may be obtained from SJI free of charge by directing a request to Investor Relations at investors.sjindustries.com.

Participants in the Solicitation
SJI, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from SJI shareholders in connection with the proposed transaction. Information about SJI’s directors and executive officers is set forth in its definitive proxy statement for its 2021 annual meeting of shareholders filed with the SEC on March 18, 2021. To the extent the holdings of the SJI securities by the SJI directors and executive officers have changed since the amounts set forth in the proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of SJI’s website located at https://investors.sjindustries.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials SJI may file with the SEC.

Forward-Looking Statements
This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, shareholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management’s time on transaction-related issues.

All statements, other than statements of historical fact, including statements regarding guidance, industry prospects, future results of operations or financial position, expected sources of incremental margin, strategy, financing needs, future capital expenditures and the outcome or effect of ongoing litigation, should be considered forward looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” "estimate," “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” "target," "will" and similar expressions are intended to identify forward looking statements. These forward looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” on Form 10-K for the year ended December 31, 2021 and in any other SEC filings made by the Company.  The company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.